EXHIBIT
                                                       10(iii)(h)
                                                       Page 1 of 19




                                INGERSOLL-RAND COMPANY

                             Incentive Stock Plan of 1985


               Section 1. Purposes: The purposes of the Plan are (a) to provide additional incentive for such Key Employees of the Company, its Subsidiaries and divisions, as may be designated for participation in the Plan, by authorizing payment of bonus or incentive compensation in shares of Common Stock and by encouraging such Key Employees to invest in shares of Common Stock, thereby furthering their identity of interest with the interests of the Company's shareholders, increasing their stake in the future growth and prosperity of the Company and stimulating and sustaining constructive and imaginative thinking; and (b) to enable the Company, by offering comparable incentives, to induce the employment and continued employment of Key Employees and to compete with other organizations in attracting and retaining the services of competent executives.

               Section 2. Definitions: Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this section 2.

                    Board of Directors or Board: The Board of Directors of
               the Company.

                    Committee: Such committee or committees as shall be
               appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 11.

                    Common Stock: The Common Stock of the Company, par
               value $2 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of section 9.

                    Common Stock Equivalents: Common Stock Equivalents
               shall provide the holder with such of the rights and benefits of the actual owner of shares of Common Stock as the Board of Directors may determine, including the right to receive dividends and the right to receive the amount of appreciation in value, if any, on such shares of Common Stock from the date the grant of such Common Stock Equivalents became effective until they become payable to the holder.

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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 2 of 19



                    Company: Ingersoll-Rand Company, a New Jersey
               corporation.

                    Disability: Such term as defined under the pension,
               retirement or appropriate benefit plan or plans of the Company or a Subsidiary applicable to the Key Employee.

                    Dividend Equivalents: A right to receive immediately or
               on a deferred basis, whether or not subject to forfeiture, an amount equivalent to all or part of dividends paid or payable on a share of Common Stock subject to a Stock Incentive.

                    Fair Market Value: As applied to any date, and except
               as otherwise provided in paragraph (e) of section 7 of the Plan, the mean between the high and low sales prices of a share of Common Stock on such date as reported on the Composite Tape, or, if no such sales were made on such date, on the next preceding date on which there were such sales of Common Stock as reported on the Composite Tape; provided, however, that if such method of determining Fair Market Value shall not be consistent with regulations of government agencies at the time applicable to the determination of Fair Market Value in respect of a Stock Incentive, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

                    Incentive Compensation: Bonuses, extra and other
               compensation payable in addition to a salary or other base amount, whether contingent or not, whether discretionary or required to be paid pursuant to an agreement, resolution, arrangement, plan or practice and whether payable currently or on a deferred basis, in cash, Common Stock or other property, awarded by the Company or a Subsidiary, whether prior or subsequent to the date of the approval and adoption of the Plan by the shareholders of the Company.

                    Key Employee: An employee of the Company or of a
               Subsidiary, including an officer or director who is an employee, who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The recommendation of the grant of a Stock Incentive to an employee by the Committee shall be deemed a determination by the Committee that such employee is a Key Employee.

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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 3 of 19



                    Management Incentive Unit: A unit credited to the
               account of a participant under the Management Incentive Unit Plan of the Company approved by the shareholders of the Company on April 22, 1958, as amended.

                    Option: An Option to purchase shares of Common Stock.

                    Performance Unit: A unit representing a cash sum or one
               or more shares of Common Stock subject to a Stock Award the payment, issuance, transfer or retention of which is contingent, in whole or in part, upon attainment of a specified performance objective or objectives, including, without limitation, objectives determined by reference to or changes in (a) book value or earnings per share of Common Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Company or of any one or more of its groups, divisions, Subsidiaries or departments (on a consolidated, partially consolidated or unconsolidated basis), or (c) a combination of two or more of the foregoing factors.

                    Plan: The Incentive Stock Plan of 1985 herein set forth
               as the same may from time to time be amended.

                    Restricted Shares: Shares of Common Stock issued or
               transferred subject to restrictions as authorized by paragraph (d) of section 5 or paragraph (a) of section 12 of the Plan.

                    Retirement: Such term as defined under the pension or
               retirement plan or plans of the Company or a Subsidiary applicable to the Key Employee, pursuant to which he is receiving or will, upon such retirement, be entitled to receive retirement benefits.

                    Stock Appreciation Right: A right to receive a number
               of shares of Common Stock or, at the election of the Company, cash, in either event based on the increase in the Fair Market Value of the number of shares of Common Stock subject to such right, as set forth in section 7 of the Plan.






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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 4 of 19



                    Stock Award: An issuance or transfer of shares of
               Common Stock at the time a Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

                    Stock Incentive: A Stock Incentive granted under the
               Plan in one of the forms provided for in section 3.

                    Subsidiary: A corporation or other form of business
               association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

               Section 3. Grants of Stock Incentives:

               (a) Subject to the provisions of the Plan, the Board of Directors may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees, provided, however, that no Stock Incentive shall be granted to a Key Employee who at the time of such grant is a member of the Board of Directors except by or upon the recommendation of the Committee, or by a majority of disinterested members of the Board as provided in paragraph (b) of section 11.

               (b) Stock Incentives may be granted in the following forms:

                    (i)   a Stock Award, in accordance with section 5, or

                    (ii)  an Option, in accordance with section 6, or

                    (iii) a Stock Appreciation Right, in accordance with
                          section 7, or

                    (iv)  a combination of any one or more of the
                          foregoing.

               Section 4. Stock Subject to the Plan:

               (a) Subject to the provisions of paragraph (c) of this
          section 4 and of section 9, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives granted under the Plan shall not exceed 1,000,000 shares of Common Stock.


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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 5 of 19



               (b) Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under the Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of the Plan, provided, however, that any shares acquired or held by the Company for the purposes of the Plan shall, unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Company irrespective of whether such shares are entered in a special account for purposes of the Plan, and shall be available for any corporate purpose.

               (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or, subject to the provisions of paragraph (h) of section 6 and paragraph (d) of section 7, for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Company or a Subsidiary, shall no longer be charged against the limitation provided for in paragraph (a) of this section 4 and may again be made subject to Stock Incentives.

               Section 5. Stock Awards: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

               (a) A Stock Award shall be granted only (i) in payment of Incentive Compensation that has been earned or (ii) as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award and Incentive Compensation awarded whether subsequent or prior to the approval and adoption of the Plan by the shareholders of the Company.

               (b) For the purposes of the Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.


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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 6 of 19



               (c) Shares of Common Stock subject to a Stock Award may be issued or transferred to a Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Board of Directors shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Board of Directors may provide for the payment or crediting to such Key Employee of Dividend Equivalents. Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

               (d) A Stock Award shall contain such terms and conditions as the Board shall determine with respect to payment or forfeiture of all or any part of the Stock Award upon termination of employment or the occurrence of other circumstances.

               (e) A Stock Award shall be subject to such other terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the Shares issued or transferred pursuant to such Stock Award, as the Board of Directors shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Board of Directors or the Committee shall determine, provided the Stock Award is consistent with the Plan and incorporates it by reference.

               Section 6. Options: Stock Incentives in the form of Options shall be subject to the following provisions:

               (a) The Option price per share shall be determined by the Board of Directors from time to time, but in no instance shall be less than the Fair Market Value of a share of Common Stock on the date the Option shall be granted.





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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 7 of 19



               (b) Each Option shall expire at such time as the Board may determine at the time such Option shall be granted but not later than ten years from the date such Option shall be granted. When an Option is granted for a term of less than ten years the Board may, with the holder's consent and at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years from the date of grant of the Option; such extension shall not be deemed the grant of a new or additional Option for any purpose under the Plan.

               (c) The Option may be exercised solely by the person to whom granted except as hereinafter provided in the case of such person's death or Disability. During the lifetime of the optionee, the Option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process.

               (d) The optionee must complete twelve months of continuous employment with the Company or a Subsidiary, or both, immediately following the date on which the Option shall be granted before any part of the Option may be exercised by him.

               (e) After the completion of the required period of employment, the Option may be exercised, in whole or in part, and from time to time during the balance of the term of the Option, subject to the terms and conditions specified in the Option or by the Board of Directors.

               (f) The Option shall terminate if and when the optionee shall cease to be an employee of the Company and its Subsidiaries, except as follows:

                    (i) If the optionee shall die or become subject to a
               Disability while in the employ of the Company or of a Subsidiary, or within three months of the termination of his employment with the Company and its Subsidiaries, and after he shall have completed at least twelve months of continuous employment following the date upon which the Option was granted, then the Option shall be exercisable within such period as shall be set forth in the Option grant by the optionee or by such person or persons as shall have acquired




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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 8 of 19



               the optionee's rights under the Option by will or by the laws of descent and distribution, or by the optionee's guardian, conservator or similar legal representative, but not later than three years after the date of death or Disability. In the event of the Retirement of the optionee after he shall have completed at least twelve months of continuous employment following the date upon which the Option was granted, then the Option shall be exercisable within such period as shall be set forth in the Option grant but not later than three years after the date of Retirement.

                    (ii) If employment of the optionee by the Company and
               its Subsidiaries shall have terminated for any reason other than death, Disability or Retirement, and after he shall have completed at least twelve months of continuous employment following the date upon which the Option was granted, the Option shall be exercisable by him only within three months after such termination, but not after the expiration of the term of the Option.

               (g) Shares purchased under the Option shall be paid for in full at the time of the exercise of the Option as to such shares upon such terms as the Board of Directors may approve, including cash, secured or unsecured indebtedness, by exchange for other property, including shares of Common Stock of the Company, or otherwise.

               (h) The Board of Directors may at any time and from time to time provide for payment to the optionee of Dividend Equivalents. The Option agreements or Option grants authorized by the Plan may contain such other provisions as the Board of Directors shall deem advisable. Without limiting the foregoing and if so provided in the Option, or if so authorized by the Board of Directors and subject to such terms and conditions as are specified in the Option or by the Board of Directors, the Company may, with the consent of the holder of the Option, and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and discharge its obligation in respect of the Option either by payment to the holder of an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, or by issuance or transfer to the holder of shares of Common Stock with a Fair Market Value, at such time or times,



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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 9 of 19



          equal to any such excess, or by a combination of cash and shares. The number of shares of Common Stock subject to the Option, or portion thereof, so cancelled shall, in the event that a payment of money or transfer of shares is made by the Company in respect of such cancellation, be charged against the maximum limitation set forth in paragraph (a) of section 4 of the Plan.

               (i) Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this section 6 to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

               (j) In the case of any Option granted under the terms of this Plan, which Option is determined to be an incentive stock Option as that term is defined under Section 422A of the Internal Revenue Code of 1954, as amended, the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares for which any employee may be granted incentive stock Options in any calendar year shall not exceed $100,000 plus any unused limit carryover to such year. The purpose of this Section of the Plan is to permit the Company to grant incentive stock Options, as defined above, to key employees and the provisions of this Section shall be interpreted in accordance with the aforesaid
          Section 422A and the regulations promulgated thereunder.

               (k) If permitted under the Option grant, the Board may at any time, with the consent of the optionee and in its sole discretion, cancel any Option and issue to the optionee a new Option for the same or different number of shares and at the same or different Option price.







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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 10 of 19



               Section 7. Stock Appreciation Rights:

               (a) Stock Appreciation Rights may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option, or may be granted independently of the grant of an Option.

               (b) If granted in connection with an Option, Stock Appreciation Rights shall entitle the holder of the related Option, upon surrender of the Option, or any portion thereof, to exercise the Stock Appreciation Rights, to the extent unexercised, and to receive a number of shares of Common Stock, or cash, determined pursuant to paragraph (c)(iii) of this section 7. Such Option shall, to the extent so surrendered, thereupon cease to be exercisable. If granted independently of an Option, Stock Appreciation Rights shall entitle the holder of the Stock Appreciation Rights to receive a number of shares of Common Stock, or cash, determined pursuant to paragraph (c)(iii) of this section 7.

               (c) Stock Appreciation Rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Board of Directors.

                    (i) If granted in connection with an Option, Stock
               Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable. If granted independently of an Option, Stock Appreciation Rights shall be exercisable at such time or times as shall be determined by the Board of Directors at the time of the grant of the Stock Appreciation Rights but in no event later than three months after the employment of the holder of the Stock Appreciation Rights by the Company and its Subsidiaries shall have terminated other than by reason of death, Disability or Retirement. In the event of termination of employment by reason of death or Disability, Stock Appreciation Rights shall be exercisable no later than three years after such termination of employment by the optionee or by the beneficiary designated pursuant to paragraph (1) of section 12, and in the case of Retirement, no later than three years after the date of such Retirement. If the holder shall die or become subject to a Disability


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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 11 of 19



               within three months of the termination of his employment with the Company and its Subsidiaries then the Stock Appreciation Rights shall be exercisable within such period as shall be set forth in the grant of the Stock Appreciation Rights by the optionee or by such person or persons as shall have acquired the holder's rights under the grant by will or by the laws of descent and distribution, or by the holder's guardian, conservator or similar legal representative, but not later than three years after the date of death. In no event shall Stock Appreciation Rights be exercisable after the expiration date of such Rights.

                    (ii) Stock Appreciation Rights shall in no event be
               exercisable unless and until the holder of the Stock Appreciation Rights shall have completed at least twelve months of continuous service with the Company or a Subsidiary, or both, immediately following the date upon which the Stock Appreciation Rights shall have been granted.

                    (iii) Upon exercise of Stock Appreciation Rights, the
               holder thereof shall be entitled to receive a number of shares equal in Fair Market Value on the date of exercise to the amount by which the Fair Market Value of one share of Common Stock on the date of such exercise shall exceed the Fair Market Value of a share of Common Stock on the date of grant of such Stock Appreciation Rights multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised. The Company may settle all or any part of its obligation arising out of an exercise of Stock Appreciation Rights by the payment of cash equal to the aggregate value of shares of Common Stock (or a fraction of a share) that it would otherwise be obligated to deliver under the preceding sentence of this paragraph 7(c)(iii).

               (d) To the extent that Stock Appreciation Rights shall be exercised, an Option in connection with which such Stock Appreciation Rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitation set forth in the Plan under which such Option shall have been granted. In the case of Stock Appreciation Rights granted independently of an Option, the number of shares of Common Stock in respect of which such Stock Appreciation Rights shall be exercised shall be charged against the maximum limitation set forth in paragraph (a) of section 4.



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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 12 of 19



               (e) Stock Appreciation Rights may be granted by the Board in substitution for Management Incentive Units, with the consent of the holder of such Management Incentive Units, but only if the holder of such Units shall have been in the employ of the Company or a Subsidiary, or both, for a period of not less than five years from the date of the award of such Management Incentive Units. Notwithstanding anything in section 2 of the Plan or elsewhere in the plan to the contrary, in the event that Stock Appreciation Rights shall be granted in substitution for Management Incentive Units, the Fair Market Value of a share of Common Stock on the date that such units were credited to the account of the participant shall be deemed the Fair Market Value of such shares on the date of grant of Stock Appreciation Rights for the purpose of paragraph (c)(iii) of this section 7.

               (f) If so directed by the Board at any time and from time to time, the grant of Stock Appreciation Rights may provide for payment of Dividend Equivalents to the holder of the Stock Appreciation Rights.

               (g) Stock Appreciation Rights may provide that, upon exercise of such Stock Appreciation Rights, the shares or cash, as the case may be, which the holder of such Stock Appreciation Rights shall be entitled to receive, shall be distributed or paid in such installments and over such number of years as the Board may direct, with distribution or payment of each such installment contingent upon continued services of the employee to the Company or a Subsidiary, or both (except for death, Disability, Retirement or termination of employment by the Company or with its consent), to the time for distribution or payment of such installment.

               Section 8. Dividend Equivalents: A grant of Dividend Equivalents shall be made subject to such terms and conditions as the Board of Directors may determine, and may be awarded only in connection with a Stock Incentive granted under sections 5, 6 or
          7. Dividend Equivalents may be awarded either at the time of grant of a Stock Incentive or at anytime thereafter during the term of the Stock Incentive. Dividend Equivalents may be payable or credited either in cash, shares of Common Stock, or in Common Stock Equivalents. If credited in Common Stock or in Common Stock Equivalents, they shall be credited at the Fair Market Value of a share of Common Stock on the day of such crediting.




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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 13 of 19



          The Committee may provide that any amounts representing dividends earned by Common Stock Equivalents may either be paid currently or credited in cash or in Common Stock or that they may be represented by further Common Stock Equivalents, or any combina-tion thereof. The Board of Directors may provide that when Common Stock Equivalents shall become payable to the holder, they may be paid in cash or in shares of Common Stock or a combination of both. To the extent that any payment to the holder with respect to Dividend Equivalents is made in shares of Common Stock, the number of shares of Common Stock used for such payment shall be charged against the maximum limitation set forth in paragraph (a) of section 4 of the Plan.

               Section 9. Adjustment Provisions: In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation, or a public offer is made to purchase all or a substantial number of the outstanding shares of Common Stock for cash or other securities, or new, different or additional shares or other securities of the Company or of another corporation are received by the holder of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding Options and other Stock Incentives, (d) the Fair Market Value of a share of Common Stock on the date of grant of outstanding Stock Appreciation Rights, (e) the dates or events upon which Options and Stock Appreciation Rights may be exercised, which may, in appropriate instances, be related to specific dates or events under any of the aforesaid actions, and (f) the price to be paid per share by the Company or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such share or other securities, shall in each case be equitably adjusted.





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                                                       EXHIBIT
                                                       10(iii)(h)
                                                       Page 14 of 19



               Section 10. Term: The Plan shall be deemed adopted and shall become effective on the date it is approved by the shareholders of the Company. No Stock Incentives shall be granted under the Plan after April 30, 1990.

               Section 11. Administration:

               (a) The Plan shall be administered by a Committee which shall consist of not less than three directors of the Company designated by the Board of Directors, provided, however, that no director shall be designated as or continue to be a member of the Committee, unless he shall at the time of designation and service be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor provision at the time in effect). In no event shall a member of the Committee be eligible to be granted a Stock Incentive while serving on the Committee. Grants of Stock Incentives may be recommended or granted either in or without consultation with employees, but, anything in the Plan to the contrary notwithstanding, the Committee shall have full authority to act in the matter of selection of all Key Employees who are members of the Board of Directors and in recommending Stock Incentives to be granted to them.

               (b) The Board of Directors may delegate to the Committee any or all its authority under the Plan, including the authority to award Stock Incentives, except its authority to amend or discontinue the Plan. Any powers conferred on the Committee by this section 11 or by any other provision of the Plan shall, to the extent such authority shall not have been so delegated by the Board of Directors, be exercised by the Board, provided however, that, with respect to the participation in the Plan of any director, unless his participation shall have been recommended by the Committee, a majority of the members of the Board and a majority of its members acting in the matter shall, at the time so acting, be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor provision at the time in effect).

               (c) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine eligibility to participate in the Plan and for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee may



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          make such determinations and interpretations under or in
          connection with the Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

               (d) Any action required or permitted to be taken by the Committee under the Plan shall require the affirmative vote of a majority of all the members of the Committee. The Committee may act by written determination instead of by affirmative vote at a meeting, provided that any written determination shall be signed by all of the members of the Committee, and any such written determination shall be as fully effective as a majority vote at a meeting.

               (e) Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

               Section 12. General Provisions:

               (a) With respect to any shares of Common Stock issued or transferred under any provision of the Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Board of Directors or Committee may direct and, without limiting the generality of the foregoing, provision may be made in the grant of Stock Incentives that shares issued or transferred upon their grant or exercise shall be Restricted Shares subject to forfeiture upon failure to comply with conditions and restrictions imposed in the grant of such Stock Incentives.

               (b) The Board of Directors may fix a uniform date, within any specified period, either before or after the date so fixed, as of which any exercise of an Option or Stock Appreciation Rights shall be deemed to be effective.

               (c) The Board of Directors may, in its discretion, in the event of termination of employment with the consent of the Company or death, Retirement or Disability, of the holder of a Stock Incentive reduce the period of additional continuous service required before such Stock Incentive may be exercised.

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               (d) In the event of termination of employment of an optionee or of a holder of Stock Appreciation Rights with the consent of the Company, other than by death, Retirement or Disability, the Board of Directors may extend the period during which such Option or Stock Appreciation Rights may be exercised up to two years after the date of termination of employment but not beyond the expiration date of the term of the Option.

               (e) Whether authorized leave of absence or absence for military or government service shall constitute termination of employment or interruption of required additional continuous employment for the purpose of the Plan shall be determined by the Board of Directors.

               (f) Nothing in the Plan nor in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Company or Subsidiary or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

               (g) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

               (h) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.







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               (i) The Company or a Subsidiary may, with the approval of
          the Board of Directors, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of the Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Board of Directors takes action to implement such agreement or commitment.

               (j) In the case of a grant of a Stock Incentive to any employee of a Subsidiary, such grant may, if the Board of Directors so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Board of Directors may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Board of Directors pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Board of Directors, on the date it is delivered by the Subsidiary, or on such other date between such two dates, as the Board of Directors shall specify.

               (k) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Stock Incentive.

               (l) No Stock Incentive and no rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Board may establish, a beneficiary may be designated in respect of a Stock Incentive in the event of the death of the holder of such Stock Incentive and except, also, that if such beneficiary shall be the executor or administrator of the estate of the holder of such Stock Incentive, any rights in respect of such Stock Incentive may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Stock Incentive or, in the case of intestacy, under the laws relating to intestacy. A Stock Incentive shall be exercisable during a Key Employee's lifetime only by him or by his guardian, conservator or similar legal representative.


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                                                       10(iii)(h)
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               (m) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

               (n) The place of administration of the Plan shall conclusively be deemed to be within the State of New Jersey and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively and solely in accordance with, the laws of the State of New Jersey. Without limiting the generality of the foregoing, the period within which any action must be commenced arising under or in connection with the Plan, or any payment or award made or purportedly made under or in connection therewith, shall be governed by the laws of the State of New Jersey, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

               Section 13. Amendment or Discontinuance of Plan:

               (a) The Plan may be amended by the Board of Directors at any time, provided that, without the approval of the shareholders of the Company, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph
          (a) of section 4, (ii) amends the provisions of paragraph (a) of section 11 with respect to eligibility and disinterest of members of the Committee or of paragraph (b) of section 11 with respect to eligibility and disinterest of a majority of members of the Board of Directors, (iii) permits any person who is not determined to be a Key Employee at the time to be granted a Stock Incentive, (iv) amends the provisions of paragraph (b) of section 5 or paragraph (a) of section 6 to permit shares to be valued or to be optioned at less than 100% of Fair Market Value, (v) amends section 10 to extend the term of the Plan, or (vi) amends this section 13.



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                                                       10(iii)(h)
                                                       Page 19 of 19



               (b) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue the Plan.

               (c) No amendment or discontinuance of the Plan by the Board of Directors or the shareholders of the Company shall adversely affect any Stock Incentive theretofore granted without the consent of the holder.








































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